                    SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                    ------------------------------

                              FORM T-1

                STATEMENT OF ELIGIBILITY AND QUALIFICATION
          UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                     DESIGNATED TO ACT AS TRUSTEE

                    ------------------------------

                   FIRSTAR BANK OF MINNESOTA, N.A.
          (Exact name of Trustee as specified in its charter)

A National Banking Association                  41-0122055
(State of incorporation if                     (IRS Employer
    not a national bank)                     Identification No.)


101 East Fifth Street
Corporate Trust Department
St. Paul, Minnesota                                55101
(Address of principal executive offices)        (Zip Code)

                    FIRSTAR BANK OF MINNESOTA, N.A.
                         101 East Fifth Street
                      St. Paul, Minnesota 55101
                          (612) 229-2600
      (Exact name, address and telephone number of agent for service)

                    ------------------------------

                          Cumulus Media, Inc.
            (Exact name of obligor as specified in its charter)

Illinois                                     36-4159663
(State of incorporation or                 (IRS Employer
other jurisdiction)                      Identification No.)

330 East Kilbourn Avenue
Milwaukee, Wisconsin                            53202
(Address of principal executive offices)     (Zip Code)

                    ------------------------------

                   % Senior Subordinated Notes due 2008
                     (Title of Indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, DC

                  Federal Deposit Insurance Corporation
                  Washington, DC

                  The Board of Governors of the Federal Reserve System Washington, DC

         (b) The Trustee is authorized to exercise corporate trust powers.

                               GENERAL

Item 2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None
         See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. List of Exhibits. Listed below are all the exhibits filed as a part of this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-37723.

         Exhibit 1. Copy of Articles of Association of the trustee now in effect.

         Exhibit 2. a.  A copy of the certificate of the Comptroller of
                        Currency dated June 1, 1965, authorizing Firstar Bank of Minnesota, N.A. to act as fiduciary.

                    b. A copy of the certificate of authority of the trustee to commence business issued June 9, 1903, by the Comptroller of the Currency to Firstar Bank of Minnesota, N.A.

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued by the Federal Reserve Board.

         Exhibit 4.  Company of the By-Laws of the trustee as now in effect.

         Exhibit 5.  Copy of each Indenture referred to in Item 4. - Not
                     Applicable

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


                                   NOTE

    The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, a national banking association organized and existing under the laws of the United States, has duly caused this statement of Eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 13th day of May, 1998.

                                            FIRSTAR BANK OF MINNESOTA, N.A.

(Seal)

                                             /s/ Frank P. Leslie
                                            --------------------------------
                                            Frank P. Leslie III
                                            Vice President

                               EXHIBIT 6

                                CONSENT

   In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank of Minnesota, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: May 13, 1998

                                            FIRSTAR BANK OF MINNESOTA, N.A.


                                             /s/ Frank P. Leslie
                                            --------------------------------
                                            Frank P. Leslie III
                                            Vice President

                        FIRSTAR BANK OF MINNESOTA, N.A.
                                 BALANCE SHEET

                                              DECEMBER 31,
                                     -------------------------------
                                       1997       1996       1995       1994       1993       1992       1991      1990
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                      $(000)     $(000)     $(000)     $(000)     $(000)     $(000)     $(000)    $(000)
ASSETS
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances.....    116,623    132,057     87,322     60,020     80,393     63,001     65,548   59,561  (17,217),
  Interest-bearing balances........      2,490        736        201        144          0          0      2,400    3,600
Securities.........................    432,648    446,668    454,809    395,074    371,004    379,371    360,790  348,473
Federal funds sold and securities
  purchased under agreements to
  resell:
  Federal funds sold...............    301,169          0          0          0          0          0      7,275   26,050  (29,450)A
  Securities purchased under
    agreements to resell...........          0          0          0          0          0          0          0        0
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income.........................  1,834,544  2,276,562  1,797,918    723,375    615,578    540,293    551,347  525,883
  LESS: Allowance for loan and
    lease losses...................     32,327     34,218     23,978     15,665     16,317     15,049     10,763   13,739
  LESS: Allocated transfer risk
    reserve........................          0          0          0          0          0          0          0        0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Loans and leases, net of unearned
    income, allowance, and
    reserve........................  1,802,217  2,242,344  1,773,940    707,710    599,261    525,244    540,584  512,144
Assets held in trading accounts....          0        300          0          0          0          0          0        0
Premises and fixed assets
  (including capitalized leases)...     31,607     31,539     25,944     17,465     17,661     20,809     23,464   23,090
Other real estate owned............        210        326        599        272      1,380      3,402      4,398    2,844
Investments in unconsolidated
  subsidiaries and associated
  companies........................          0          0          0          0          0          0          0        0
Customers' liability to this bank
  on acceptances outstanding.......          0          0          0          0          0          0          0        0
Intangible assets..................    111,806    118,287     25,260     26,456     29,644     32,832     36,020      114
Other assets.......................     40,512     53,778     32,009     22,492     21,079     23,090     20,424   19,275
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Total assets.......................  2,839,282  3,026,035  2,400,084  1,229,633  1,120,422  1,047,749  1,060,903  995,151
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

LIABILITIES
Deposits:
  In domestic offices:
      Noninterest-bearing..........    326,189    375,851    227,405    213,066    195,136    181,238    166,447  179,811  (17,217),
      Interest-bearing.............  1,705,713  1,783,187  1,375,794    724,995    719,091    724,573    764,840  724,382
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
    Total domestic deposits........  2,031,902  2,159,038  1,603,199    938,061    914,227    905,811    931,287  904,193
  In foreign offices:..............          0          0          0          0          0          0          0        0
Federal funds purchased and
  securities sold under agreements
  to repurchase:
  Federal funds purchased..........     28,089    104,476    167,903    151,614     69,211        410          0      750  (29,450)A
  Securities sold under agreements
    to repurchase..................          0          0          0          0          0          0          0    4,772
Demand notes issued to the U.S.
  Treasury.........................     28,176          0          0          0          0          0          0    1,067
Other borrowed money...............    405,544    331,207    391,500          0        154          0         37       37
Mortgage indebtedness and
  obligations under capitalized
  leases...........................          0      1,142        367          0          0          0      3,290    2,334
Bank's liability on acceptances
  executed and outstanding.........          0          0          0          0          0          0          0        0
Notes and debentures subordinated
  to deposits......................          0          0          0          0          0          0          0        0
Other liabilities..................     16,010     46,822     28,205     13,955     13,397     18,769     10,447    9,128
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Total liabilities..................  2,509,721  2,642,685  2,191,174  1,103,630    996,989    924,990    945,061  922,281

Limited-life preferred stock.......          0          0          0          0          0          0          0        0

EQUITY CAPITAL
Perpetual preferred stock..........          0          0          0          0          0          0          0        0
Common stock.......................     35,730     35,730     35,730     35,730     35,730     35,730     35,730    6,336
Surplus............................    220,268    220,084    101,435     64,948     64,886     64,834     64,834   39,666
Undivided profits and capital
  reserves.........................     72,084    126,450     69,527     25,325     22,817     22,195     15,278   26,868
LESS: Net unrealized loss on
  marketable equity securities.....      1,479      1,086      2,218          0          0          0          0        0
Total equity capital...............    329,561    383,350    208,910    126,003    123,433    122,759    115,842   72,870
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  --------
Total liabilities, limited-life
  preferred stock, and equity
  capital..........................  2,839,282  3,026,035  2,400,084  1,229,633  1,120,422  1,047,749  1,060,903  995,151
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

                        FIRSTAR BANK OF MINNESOTA, N.A.
                                INCOME STATEMENT

                                              DECEMBER 31,
                                     -------------------------------
                                       1997       1996       1995       1994       1993       1992       1991      1990
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                      $(000)     $(000)     $(000)     $(000)     $(000)     $(000)     $(000)    $(000)
Interest Income
  Interest and fee income on loans:
    Loans secured by real estate...    110,027    115,978    106,902     20,644     18,049     19,637     21,473  23,398
    Loans to finance agricultural
      production and other loans to
      farmers......................          0          0         20         10         12         17         39
    Commercial and industrial
      loans........................     36,492     28,852     18,155     13,667     10,758     12,703     16,082
    Loans to individuals for
      household, family, and other
      personal expenditures:
      Credit cards and related
        plans......................      2,461      2,618      2,040      1,324        725      1,084      1,250   1,093
      Other........................     20,351     20,090     15,979     15,082     14,969     16,229     14,938  12,068
    Loans to foreign governments
      and official institutions....          0          0          0          0          0          0          0       0
    Obligations (other than
      securities and leases) of
      states and political
      subdivisions in the U.S.:
      Taxable obligations..........          0          0          0          0          0          0          0       0
      Tax-exempt obligations.......      1,760        621        497        428        418        374        712
    All other loans................      4,435      3,200      1,195        814        248         80        147  21,536
  Income from lease financing
    receivables:
    Taxable leases.................      2,945      1,318         99         10          4         23        117     217
    Tax-exempt leases..............         47         25          0          6         17         61        149     312
  Interest income on balances due
    from depository institutions...         54         48        529          5          0        140        262     493
  Interest and dividend income on
    securities:
    U.S. Treasury securities and
      U.S. Government agency and
      corporation obligations......     14,423     17,220     18,752     15,540     17,511     17,791     19,660  17,767
    Securities issued by states and
      political subdivisions in the
      U.S.:
      Taxable securities...........          0          0          1         41         51         75        120     205
      Tax-exempt securities........      8,110      7,114      6,871      6,443      6,473      7,094      8,246   8,008
    Other domestic debt
      securities...................         14        161        796        466        856      1,337      1,775   1,968
    Foreign debt securities........        107         67         24         19         19         16         22      23
    Equity securities (including
      investments in mutual
      funds).......................      3,703      2,560      2,112        305        174        156         21      22
  Interest income from assets held
    in trading accounts............          0          0          0          0          0          0          0       0
  Interest income on federal funds
    sold and securities purchased
    under agreements to resell.....      3,713         37          0          0          0        377        433   2,329
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total interest income............    208,642    199,909    173,972     74,804     70,284     77,194     85,446  89,439

Interest expense
  Interest on deposits:
    Transaction accounts (NOW
      accounts, ATS accounts, and
      telephone and preauthorized
      transfer accounts)...........      3,551      2,290      1,635      1,420      1,676      2,786      5,350   6,930
    Nontransaction accounts:
      Money market deposit accounts
        (MMDAs)....................     19,180     12,518      8,288      4,947      5,322      7,108     10,877  11,417
      Other savings deposits.......      1,785      2,283      2,439      1,317      1,767      2,120      3,782   2,876
      Time certificates of deposit
        of $100,000 or more........      7,035      6,401      4,614      1,318      1,154      1,796      3,571   5,818
      All other time deposits......     41,400     43,188     43,023     10,458     10,024     12,757     18,595  20,771
  Expense of federal funds
    purchased and securities sold
    under agreements to
    repurchase.....................      5,822      9,817     11,834      4,539      1,489        135        598     643
  Interest on demand notes issued
    to the U.S. Treasury and on
    other borrowed money...........     20,418     19,168     23,582          0          0          0         21      62
  Interest on mortgage indebtedness
    and obligations under
    capitalized leases.............          0         56         43          0          0        199        220     184
  Interest on notes and debentures
    subordinated to deposits.......          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total interest expense...........     99,191     95,721     95,458     23,999     21,432     26,901     43,014  48,701
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Net interest income................    109,451    104,188     78,514     50,805     48,852     50,293     42,432  40,738

Provisions:
  Provision for loan and lease
    losses.........................        925        774      5,738          0      2,980      7,000      3,020   7,196
  Provision for allocated transfer
    risk...........................          0          0          0          0          0          0          0       0

    FIRSTAR BANK OF MINNESOTA, N.A.
    INCOME STATEMENT (continued)

                                              DECEMBER 31,
                                     -------------------------------
                                       1997       1996       1995       1994       1993       1992       1991      1990
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                      $(000)     $(000)     $(000)     $(000)     $(000)     $(000)     $(000)    $(000)
Noninterest income
  Income from fiduciary
    activities.....................      5,378      3,220          0          0          0          0          0       0
  Service charges on deposit
    accounts.......................     11,979     10,508      9,536      9,721     10,482      9,066      7,974   7,488     (78)B
  Trading gains (losses) and fees
    from foreign exchange
    transactions...................        226        461         58         16         (4)        14         32       1
  Other foreign transaction gains
    (losses).......................          0          0          0          0          0          0          0       1
  Gains (losses) and fees from
    assets held in trading
    accounts.......................          0          0          0          0          0          0          0       0
  Other noninterest income:........                                                                                2,896
    Other fee income...............      5,638      8,439     12,770      3,919      3,783      3,375      2,820
    All other noninterest income...        435      1,110      1,358        816        379        440        470
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total noninterest income.........     23,656     23,738     23,722     14,472     14,640     12,895     11,296  10,386

Gains (losses) on securities not
  held in trading accounts.........          0         36       (537)        22         28        341        134      20

Noninterest expense
  Salaries and employee benefits...     28,497     31,590     28,091     17,566     16,855     16,365     11,993  15,939
  Expenses of premises and fixed
    assets (net of rental income)
    (excluding salaries and
    employee benefits and mortgage
    interest)......................     10,458     13,167      7,837      5,279      8,464      7,844      9,804   6,379
  Other noninterest expense........     40,445     37,650     27,411     20,432     21,431     21,754     23,964  16,232     (78)B
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total noninterest expense........     79,400     82,407     63,339     43,277     46,750     45,963     45,761  38,550
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

Income (loss) before taxes and
  extraordinary items and other
  adjustments......................     52,782     44,781     32,622     22,022     13,790     10,566      5,081   5,398
Applicable income taxes............     20,148     17,099     12,724      8,513      4,838      3,649        984    (452)
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Income (loss) before extraordinary
  items and other adjustments......     32,634     27,682     19,898     13,509      8,952      6,917      4,097   5,850
Extraordinary items and other
  adjustments:
  Extraordinary items and other
    adjustments, gross of income
    taxes..........................          0          0          0          0      2,370          0          0       0
  Applicable income taxes..........          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Extraordinary items and other
    adjustments, net of income
    taxes..........................          0          0          0          0      2,370          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Net income (loss)..................     32,634     27,682     19,898     13,509     11,322      6,917      4,097   5,850
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

CHANGES IN EQUITY CAPITAL

Total equity capital originally
  reported at end of previous
  calendar year....................    383,350    208,910    126,003    123,433    122,759    115,842     72,870  70,570
Equity capital adjustments from
  amended Reports of Income, net...          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Amended balance at end of previous
  calendar year....................    383,350    208,910    126,003    123,433    122,759    115,842     72,870  70,570
Net income (loss)..................     32,634     27,682     19,898     13,509     11,322      6,917      4,097   5,850
Sale, conversion, acquisition, or
  retirement of capital stock,
  net..............................          0        711        269         61         52          0          0       0
Changes incident to business
  combination, net.................          0    159,313     70,922          0          0          0     38,875       0
LESS: Cash dividends declared on
  preferred stock..................          0          0          0          0          0          0          0       0
LESS: Cash dividends declared on
  common stock.....................     87,000     24,000     10,400     11,000     10,700          0          0   4,050
Cumulative effect of changes in
  accounting principles from prior
  years............................          0          0          0          0          0          0          0       0
Corrections of material accounting
  errors from prior years..........          0          0          0          0          0          0          0       0
Change in net unrealized loss on
  marketable equity securities.....        393     (1,132)     2,218          0          0          0          0       0
Other transactions with parent
  holding company..................        184     11,866          0          0          0          0          0     500
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
Total equity capital at end of
  period...........................    329,561    383,350    208,910    126,003    123,433    122,759    115,842  72,870
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

                        FIRSTAR BANK OF MINNESOTA, N.A.
                 CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES
                     AND IN ALLOCATED TRANSFER RISK RESERVE

                                              DECEMBER 31,
                                     -------------------------------
                                       1997       1996       1995       1994       1993       1992       1991      1990
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                         $(000)     $(000)     $(000)     $(000)     $(000)     $(000)    $(000)  $(000)
Allowance for loan and lease
  losses:
  Balance originally reported at
    end of previous year...........     34,218     23,978     15,665     16,317     15,049     10,763     13,739  10,932
  Recoveries.......................      3,117      2,780      2,321      2,829      1,890      2,213      1,417   1,704
  LESS: Charge-offs................      5,933      2,735      3,368      3,481      3,602      4,927      7,413   6,093    (33)C
  Provision for loan and lease
    losses.........................        925        774      5,738          0      2,980      7,000      3,020   7,196
  Adjustments......................          0      9,421      3,622          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Balance at end of period.........     32,327     34,218     23,978     15,665     16,317     15,049     10,763  13,739
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

Allocated transfer risk reserve:
  Balance originally reported at
    end of previous year...........          0          0          0          0          0          0          0       0
  Recoveries.......................          0          0          0          0          0          0          0       0
  LESS: Charge-offs................          0          0          0          0          0          0          0       0
  Provision for allocated transfer
    risk...........................          0          0          0          0          0          0          0       0
  Adjustments......................          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Balance at end of period.........          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

PAST DUE AND NONACCRUAL LOANS,
  LEASES AND OTHER ASSETS

Loans, leases, and other assets
  past due 90 days or more and
  still accruing:
  Real estate loans................      2,260      8,112        792        112        684        540      1,713     147
  Installment loans................        842        435         85         75        106        139        724     299
  Credit cards and related plans...        191        271        125         81         77        129         20       0
  Commercial (time and demand) and
    all other loans................      1,452      3,925        620        306      1,936        583        780     900
  Lease financing receivables......          0         28          0          0          0          0          0     357
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total past due and still
    accruing.......................      4,745     12,771      1,622        574      2,803      1,391      3,237   1,703
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

Nonaccrual:
  Real estate loans................      8,647      9,358      8,960      2,863      3,854      3,288      3,055   7,872
  Installment loans................         17         46         82         56        389      1,577        932     273
  Credit cards and related plans...         22         22          0         14         18          2          5       0
  Commercial (time and demand) and
    all other loans................        724        523        516        447        640      1,008      2,484   6,944
  Lease financing receivables......          0          0          0          0          0          0          0       0
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
  Total nonaccrual.................      9,410      9,949      9,558      3,380      4,901      5,875      6,476  15,089
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  -------

OFF BALANCE SHEET ITEMS
Standby letters of credit..........     45,166     36,939     20,364     16,725     17,371     15,620
  Amount of standby letters of
    credit conveyed to others......          0          0      5,947      3,507      3,691      3,756
                                     ---------  ---------  ---------  ---------  ---------  ---------
                                     ---------  ---------  ---------  ---------  ---------  ---------


                         ,           To eliminate Shelard cash balances
                         A           To eliminate Shelard intercompany fed fund
                         B           To eliminate Shelard service charges
                         C           To adjust 1992 Charge-offs due to Eagan
                                     error corrected in 1992